PRIME RECEIVABLES CORPORATION

                             Transferor

                         FDS NATIONAL BANK

                              Servicer

                                and

                      THE CHASE MANHATTAN BANK

                              Trustee

         on behalf of the Series 1995-1 Certificateholders


            ____________________________________________


                          FIRST AMENDMENT

                      Series 1995-1 SUPPLEMENT

                    Dated as of August 28, 1997

                                 to

                  POOLING AND SERVICING AGREEMENT

                   Dated as of December 15, 1992

                 _________________________________

              $546,000,000 6.75% Class A Asset Backed
                    Certificates, Series 1995-1

               $52,000,000 6.90% Class B Asset Backed
                    Certificates, Series 1995-1

               $52,000,000 9.00% Class C Asset Backed
                    Certificates, Series 1995-1

                   PRIME CREDIT CARD MASTER TRUST

           FIRST AMENDMENT dated as of August 28, 1997 (the "First Amendment"), to SERIES 1995-1 SUPPLEMENT, dated as July 27, 1995, by and among PRIME RECEIVABLES CORPORATION, as Transferor (the "Transferor"), FDS NATIONAL BANK (as successor servicer to Federated Department Stores, Inc.) as Servicer (the "Servicer"), and THE CHASE MANHATTAN BANK (formerly Chemical Bank), as Trustee (the "Trustee") under the Pooling and Servicing Agreement dated as of December 15, 1992 among the Transferor, the Servicer and the Trustee (as may be amended, modified or supplemented from time to time, the "Pooling and Servicing Agreement").

           WHEREAS, the Transferor, Servicer and the Trustee have heretofore executed and delivered the Series 1995-1
 Supplement dated as of July 27, 1995 (the "Series 1995-1
 Supplement") to the Pooling and Servicing Agreement;

           WHEREAS, Section 13.01(a) of the Master Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trustee, without the consent of the Series 1995-1 Certificateholders, may amend the Series 1995-1 Supplement from time to time upon the satisfaction of certain conditions;

           WHEREAS, the Servicer and Transferor and the Trustee desire to amend the Series 1995-1 Supplement as set forth below; and

           WHEREAS, all conditions precedent to the execution of this Amendment have been complied with;

           NOW, THEREFORE, the Servicer, the Transferor and the Trustee are executing and delivering this Amendment in order to amend the Series 1995-1 Supplement in the following manner.

           Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servic ing Agreement and the Series 1995-1 Supplement.

           SECTION 1.1  Definitions.  (a) Section 2 of the
 Series 1995-1 Supplement shall be amended by replacing the definition of "Invested Amount" contained therein with the following:

           "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Adjusted Invested Amount as of such date, (b) the Class B Invested Amount as of such date and (c) the Class C Invested Amount as of such Business Day; provided, however, that for purposes of calculating the "Pool Factor" for Series 1995-1 the amount specified in clause (a) above shall be the Class A Invested Amount.

           (b) Section 2 of the Series 1995-1 Supplement shall be further amended by replacing the definition of "Portfolio
 Yield" contained therein with the following:

           "Portfolio Yield" shall mean for the Series 1995-1 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (i) the aggregate Total Finance Charge Collections for such Monthly Period, calculated on a cash basis plus (ii)(a) the interest and other investment income earned from amounts on deposit in the Principal Funding Account which shall be available on the related Distribution Date and (b) amounts allocated to Certifi cateholders pursuant to Subsection 4.10(a) hereof with respect to each Business Day in such Monthly Period minus the aggre gate Investor Default Amount for such Monthly Period, and the denominator of which is the sum of (i) the average daily Invested Amount and (ii) the average amount on deposit in the Principal Funding Account on each day during the preceding Monthly Period.

           SECTION 2.1 Ratification of Series 1995-1 Supple ment. As amended by this First Amendment, the Series 1995-1 Supplement is in all respects ratified and confirmed, and the Series 1995-1 Supplement as so amended by this First Amendment shall be read, taken and construed as one and the same instru ment.

           SECTION 3.1  No Waiver.  The execution and delivery
 of this First Amendment shall not constitute a waiver of a past default under the Pooling and Servicing Agreement or impair any right consequent thereon.

           SECTION 4.1 Counterparts. This First Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

           SECTION 5.1 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE IMMUNITY AND STANDARD OF CARE OF THE TRUSTEE IN THE ADMINISTRATION OF THE TRUST HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

           SECTION 6.1  Effective Date.  This First Amendment
 shall become effective as of the day and year first above written.

          IN WITNESS WHEREOF, the Servicer, the Transferor and the Trustee have caused this First Amendment to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.


                          PRIME RECEIVABLES CORPORATION
                           Transferor


                           By:  /s/ Susan P. Storer
                           Name:    Susan P. Storer
                           Title:   President


                          FDS NATIONAL BANK,
                           Servicer

                           By:  /s/ Susan R. Robinson
                           Name:    Susan R. Robinson
                           Title:   Treasurer


                          THE CHASE MANHATTAN BANK
                           Trustee


                           By:  /s/ Ruth McKenna
                           Name:    Ruth McKenna
                           Title:   Trust Officer